Exhibit 13(a)(2)

CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT

AND SECTION 302 OF THE SARBANES-OXLEY ACT

I, Monique Labbe, certify that:

1.	I have reviewed these reports dated October 31, 2023 on Form N-CSR of AIM ETF Products Trust on behalf of AllianzIM U.S. Large Cap Buffer10 Jan ETF, AllianzIM U.S. Large Cap Buffer20 Jan ETF, AllianzIM U.S. Large Cap Buffer10 Feb ETF, AllianzIM U.S. Large Cap Buffer20 Feb ETF, AllianzIM U.S. Large Cap Buffer10 Mar ETF, AllianzIM U.S. Large Cap Buffer20 Mar ETF, AllianzIM U.S. Large Cap Buffer10 Apr ETF, AllianzIM U.S. Large Cap Buffer20 Apr ETF, AllianzIM U.S. Large Cap Buffer10 May ETF, AllianzIM U.S. Large Cap Buffer20 May ETF, AllianzIM U.S. Large Cap Buffer10 Jun ETF, AllianzIM U.S. Large Cap Buffer20 Jun ETF, AllianzIM U.S. Large Cap Buffer10 Jul ETF, AllianzIM U.S. Large Cap Buffer20 Jul ETF, AllianzIM U.S. Large Cap Buffer10 Aug ETF, AllianzIM U.S. Large Cap Buffer20 Aug ETF, AllianzIM U.S. Large Cap Buffer10 Sep ETF, AllianzIM U.S. Large Cap Buffer20 Sep ETF, AllianzIM U.S. Large Cap Buffer10 Oct ETF, AllianzIM U.S. Large Cap Buffer20 Oct ETF, AllianzIM U.S. Large Cap Buffer10 Nov ETF, AllianzIM U.S. Large Cap Buffer20 Nov ETF, AllianzIM U.S. Large Cap Buffer10 Dec ETF, AllianzIM U.S. Large Cap Buffer20 Dec ETF, AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF, and AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF.

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

Exhibit 13(a)(2)

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting.

Date: December 29, 2023	/s/ Monique Labbe
Monique Labbe, Treasurer
(Principal Financial Officer)

Exhibit 13(a)(2)

CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT

AND SECTION 302 OF THE SARBANES-OXLEY ACT

I, Brian Muench, certify that:

1.	I have reviewed these reports dated October 31, 2023 on Form N-CSR of AIM ETF Products Trust on behalf of AllianzIM U.S. Large Cap Buffer10 Jan ETF, AllianzIM U.S. Large Cap Buffer20 Jan ETF, AllianzIM U.S. Large Cap Buffer10 Feb ETF, AllianzIM U.S. Large Cap Buffer20 Feb ETF, AllianzIM U.S. Large Cap Buffer10 Mar ETF, AllianzIM U.S. Large Cap Buffer20 Mar ETF, AllianzIM U.S. Large Cap Buffer10 Apr ETF, AllianzIM U.S. Large Cap Buffer20 Apr ETF, AllianzIM U.S. Large Cap Buffer10 May ETF, AllianzIM U.S. Large Cap Buffer20 May ETF, AllianzIM U.S. Large Cap Buffer10 Jun ETF, AllianzIM U.S. Large Cap Buffer20 Jun ETF, AllianzIM U.S. Large Cap Buffer10 Jul ETF, AllianzIM U.S. Large Cap Buffer20 Jul ETF, AllianzIM U.S. Large Cap Buffer10 Aug ETF, AllianzIM U.S. Large Cap Buffer20 Aug ETF, AllianzIM U.S. Large Cap Buffer10 Sep ETF, AllianzIM U.S. Large Cap Buffer20 Sep ETF, AllianzIM U.S. Large Cap Buffer10 Oct ETF, AllianzIM U.S. Large Cap Buffer20 Oct ETF, AllianzIM U.S. Large Cap Buffer10 Nov ETF, AllianzIM U.S. Large Cap Buffer20 Nov ETF, AllianzIM U.S. Large Cap Buffer10 Dec ETF, AllianzIM U.S. Large Cap Buffer20 Dec ETF, AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF, and AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

Exhibit 13(a)(2)

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting.

Date: December 29, 2023	/s/ Brian Muench
Brian Muench, President
(Principal Executive Officer)